UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017 (October 3, 2016)

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 7, 2016, Aralez Pharmaceuticals Inc., a company governed under the laws of the Province of British Columbia, Canada (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”).  The purpose of this amendment on Form 8-K (this “Amendment”) is to refile Exhibit 2.1 to include certain information that was previously redacted.  Exhibit 2.1 to this document supersedes Exhibit 2.1 filed with the Original Form 8-K.  The exhibit filed with this Amendment otherwise remains unchanged from Exhibit 2.1 filed with the Original Form 8-K and nothing else in the Original Form 8-K is being amended.

This Amendment should be read in conjunction with the Original Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amendment does not reflect events occurring after the filing of the Original Form 8-K with the SEC on October 7, 2016, and no attempt has been made in this Amendment to modify or update other disclosures as presented in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated October 3, 2016, by and between Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Trading DAC and AstraZeneca AB. †

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Eric L. Trachtenberg
Eric L. Trachtenberg
General Counsel, Chief Compliance Officer and Corporate Secretary

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1*	Asset Purchase Agreement, dated October 3, 2016, by and between Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Trading DAC and AstraZeneca AB. †

† Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

* Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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